                                                                    EXHIBIT 4.15

                                                                  EXECUTION COPY

                                    FOURTH AMENDMENT dated as of January 13,
                           2004 (this "Amendment"), to the CREDIT AGREEMENT dated as of October 11, 2001, as amended by amendments dated as of November 6, 2001, February 14, 2002, and December 8, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LAND O'LAKES, INC., a cooperative corporation organized under the laws of the State of Minnesota (the "Borrower"), the several banks and other financial institutions and entities from time to time party thereto (the "Lenders"), and JPMORGAN CHASE BANK (formerly known as "The Chase Manhattan Bank"), as administrative agent (in such capacity, the "Administrative Agent").

                  A. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

                  B. The Required Lenders, a majority in interest of the Tranche B Lenders and a majority in interest of the Tranche A Lenders are willing to effect such amendment on the terms and subject to the conditions of this Amendment.

                  C. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined below), as follows:

                  (a) Amendment of Section 1.01. Section 1.01 is hereby amended by:

                  (i) Inserting the following definitions in the appropriate alphabetical order therein:

                           `Fourth Amendment' means the Fourth Amendment, dated
                  as of January 13, 2004, to this Agreement.

                           `Fourth Amendment Effective Date' means the date on
                  which the Fourth Amendment became effective in accordance with
                  Section 3 thereof.

                           `Refinancing Securitization' means a Securitization
                  effected after the Fourth Amendment Effective Date.

                  (ii) revising the definition of "Consolidated Cash Interest Expense" by inserting the following as a new clause (b)(iv) thereof:

                           ", plus (iv) to the extent included in such
                  consolidated interest expense for such period, interest expense of the Borrower and the Restricted Subsidiaries with respect to Indebtedness (A) incurred in connection with any Securitization and (B) in amounts permitted by Section 6.01(x)".

                  (iii) revising the definition of "Permitted Encumbrances" such that clause (b) thereof reads as follows:

                           "(b) carriers', warehousemen's, mechanics',
                  materialmen's, repairmen's, growers', producers', farmers' and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;".

                  (iv) revising the definition of "Total Indebtedness" such that the proviso contained therein reads as follows:

                           "provided that `Total Indebtedness' shall not include
                  (i) the Capital Securities or (ii) Indebtedness of the Borrower or any Restricted Subsidiary incurred in connection with any Securitization in amounts permitted by Section 6.01(x)."

                  (b) Amendment of Section 2.08. Section 2.08(d) is amended to read as follows:

                  "(d) Any prepayment of a Tranche A Term Borrowing (other than with the Net Proceeds of the issuance of the Senior Second Lien Notes and up to the initial $100,000,000 of the Net Proceeds of any Refinancing Securitizations) or Tranche B Term Borrowing shall be applied to reduce the subsequent scheduled repayments of the Borrowings of such Class to be made pursuant to this Section ratably; provided that (i) any prepayment made pursuant to Section 2.09(b) or (c) shall, if the Borrower so elects in its notice given pursuant to Section 2.09(f), be applied, first, to reduce all or any portion of the scheduled repayments of the Borrowings of such Class to be made pursuant to this Section during the 12-month period commencing on the prepayment date, ratably or in direct order of maturity at the Borrower's option, until such scheduled repayments have been eliminated, and, thereafter ratably to the remaining scheduled repayments of Borrowings of such Class, and (ii) any prepayment of Tranche A Term Borrowings with any portion of (x) the Net Proceeds of the issuance of the Senior Second Lien Notes or (y) up to the initial $100,000,000 of the Net Proceeds of any Refinancing Securitizations shall be applied to reduce scheduled repayments of such Tranche A Term Borrowings in direct order of maturity. If the initial aggregate amount of the Lenders' Term Commitments of any Class exceeds the aggregate principal amount of Term Loans of such Class that are made on the Effective Date, then the scheduled repayments of Borrowings of such Class to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. Repayments and prepayments of Borrowings shall be accompanied by accrued interest on the amount repaid or prepaid, plus amounts due under Section 2.14, if any."

                  (c) Amendment of Section 2.09. Section 2.09 is amended by:

                  (i) in paragraph (b) thereof, inserting ", other than any Refinancing Securitization," immediately following the words "Cumulative Net Proceeds in excess of $75,000,000 from any Securitization".

                  (ii) revising paragraph (d) thereof to read as follows:

                  "(d) Each mandatory and voluntary prepayment will be allocated first to the Tranche C Term Borrowings, until such Borrowings have been paid in full, and then to the Tranche A Term Borrowings and the Tranche B Term Borrowings, pro rata in accordance with the outstanding amounts thereof; provided, however, that notwithstanding the foregoing, the Net Proceeds of the issuance of the Senior Second Lien Notes and up to the initial $100,000,000 of Net Proceeds of any Refinancing Securitizations shall be allocated to the prepayment of the Tranche A Term Borrowings and the Tranche B Term Borrowings such that 70% of any such Net Proceeds are allocated to the prepayment of Tranche A Term Borrowings until such Borrowings have been paid in full and all remaining Net Proceeds are allocated to the prepayment of Tranche B Term Borrowings, and subject to the provisions of Section 2.09(e) regarding the rights of Tranche B Lenders to turn down mandatory prepayments under certain circumstances."

                  (iii) revising paragraph (e) thereof to read as follows:

                  "(e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select (subject to paragraph
         (d) above) the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph
         (f) of this Section. In the event of any optional or mandatory prepayment of Borrowings made at a time when Borrowings of more than one Class remain outstanding, other than in the case of any prepayment of Tranche A Term Borrowings and Tranche B Term Borrowings with the Net Proceeds of the issuance of the Senior Second Lien Notes and up to the initial $100,000,000 of Net Proceeds of any Refinancing Securitizations, the Borrower shall select Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated first, to Tranche C Term Borrowings, until all such Borrowings have been paid in full, and thereafter to the Tranche A Term Borrowings and the Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that, to the extent Tranche A Term Borrowings are outstanding, any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Borrowings but was so declined shall be applied to prepay Tranche A Term Borrowings (provided that such elections will be effective only to the extent of the outstanding Tranche A Term Borrowings available to be prepaid)."

                  (d) Amendment of Section 6.07. Section 6.07 is amended to read as follows:

                  "SECTION 6.07. Hedging Agreements. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, enter into any Hedging Agreement, other than (a) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Restricted Subsidiary is exposed in the conduct of its business or the management of its liabilities and (b) Hedging Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Restricted Subsidiary."

                  (e) Amendment of Section 6.13. Section 6.13 is amended so that the table set forth therein reads as follows:

    "Period                                                    Ratio
    -------                                                    -----
October 11, 2003 through                                    4.75 to 1.00
December 15, 2004

December 16, 2004 through                                   4.50 to 1.00
December 15, 2005

December 16, 2005 through                                   4.00 to 1.00
December 15, 2006

December 16, 2006 and thereafter                            3.75 to 1.00".

                  SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:

                  (a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement as amended hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (b) The representations and warranties set forth in Article III of the Credit Agreement are, after giving effect to this Amendment true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

                  (c) No Default or Event of Default has occurred and is continuing.

                  (d) After giving effect to this Amendment, the Collateral and Guarantee Requirement has been satisfied.

                  SECTION 3. Effectiveness. This Amendment and the amendment of the Credit Agreement effected hereby shall become effective as of the first date (the "Amendment Effective Date") on which the following conditions have been satisfied:

                  (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) the Required Lenders, (iii) Tranche B Lenders holding a majority in interest of the outstanding Tranche B Term Loans and (iv) Tranche A Lenders holding a majority in interest of the outstanding Tranche A Term Loans.

                  (b) The Administrative Agent shall have received a certificate of a Financial Officer to the effect that the representations and warranties set forth in Section 2 hereof are true and correct on and as of the Amendment Effective Date.

                  (c) The Third Amendment dated as of December 8, 2003, to the Credit Agreement shall have become effective in accordance with its terms.

                  (d) The Borrower shall have prepaid Term Loans in an aggregate principal amount equal to the Net Proceeds from the issuance and sale of the Senior Second Lien Notes.

                  (e) The Administrative Agent shall have received favorable legal opinions of (A) Faegre & Benson LLP, outside counsel for the Borrower and
(B) John Rebane, Vice President and General Counsel for the Borrower, in each case addressed to the Lenders and dated the Amendment Effective Date, covering such matters relating to the Loans, this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents (including the Intercreditor Agreement) and security interests thereunder as the Administrative Agent may reasonably request, which opinions shall be reasonably satisfactory to the Administrative Agent, including an opinion of such outside counsel, subject only to qualifications reasonably satisfactory to the Administrative Agent, that all guarantees, pledges and grants of security interests of each Loan Party (other than with respect to real property) continue to be valid and binding obligations of such Loan Party.

                  (f) The Administrative Agent shall have received, for the Borrower and each other Loan Party, to the extent deemed necessary or appropriate by the Administrative Agent, a certificate of the Secretary or an Assistant Secretary of such Loan Party, dated the Amendment Effective Date and certifying that attached thereto are true and complete copies of such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Loan Party and resolutions (or consent by members or partners, where applicable, to the extent required) duly adopted by the board of directors (or members or partners, where applicable) of such Loan Party authorizing the execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby, and the amendment of any other Loan Documents to which it is party required to be amended hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

                  (g) Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder.

                  (h) The Administrative Agent shall have received all fees and other amounts due from any Loan Party hereunder or under the Credit Agreement or any other Loan Document on or prior to the Amendment Effective Date, including the amendment fees required pursuant to Section 5 hereof and, to the extent invoiced on or prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under the Credit Agreement or any other Loan Document.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

                  SECTION 4. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

                  (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement in any Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 5. Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Tranche B Lender that executes the Amendment an amendment fee equal to 0.05% of the total principal amount of such Lender's Tranche B Term Loans outstanding on the Amendment Effective Date after giving effect to this Amendment and the prepayment of a portion of each such Lender's Tranche B Term Loans with the Net Proceeds of the issuance of the Senior Second Lien Notes.

                  SECTION 6. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                  SECTION 7. Indemnity. It is agreed that for all purposes of
Section 9.03(b) of the Credit Agreement, the offering of the Senior Second Lien Notes, the execution, delivery and performance of this Amendment and of the Intercreditor Agreement, the amendment of the Collateral Agreement as contemplated by Section 3 hereof and the other transactions contemplated hereby shall all be deemed to be transactions contemplated by the Credit Agreement.

                  SECTION 8. Uniform Commercial Code Filings. The Borrower authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction financing statements and amendments thereto describing the Collateral pledged by the Borrower under the Collateral Agreement as "all assets", "all personal property" or in any other manner deemed appropriate by the Collateral Agent, and the Borrower hereby confirms and ratifies the filing by the Collateral Agent prior to the date hereof of any financing statements containing such a description.

                  SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 10. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                        LAND O'LAKES, INC.

                                           By: /s/ Daniel Knutson
                                               ------------------------------
                                               Name Daniel Knutson
                                               Title: Senior VP and CFO

                                        JPMORGAN CHASE BANK,
                                        individually and as Administrative Agent

                                           By:
                                              /s/ B.B. WUTHRICH
                                              ----------------------------------
                                              Name: B.B. WUTHRICH
                                              Title: VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

[ILLEGIBLE] Finance-II Ltd.

By: /s/ Lynn Tilton
    ------------------------------
    Name: Lynn Tilton
    Title: Manager

\
                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution: AgFirst Farm Credit Bank

__________________________________

by: /s/ John W Burnside Jr
    ------------------------------
   Name: John W Burnside Jr
   Title: Vice President

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

AIM FLOATING RATE FUND

By: INVESCO Senior Secured Management, Inc.
    As Sub-Adviser

by: /s/ Joseph Rotondo
    ------------------------------
   Name: Joseph Rotondo
   Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

APEX TRIMARAN CDOI, LTD.
----------------------------------
By: Trimaran Advisors, L.L.C.

by: /s/ David M. Millison
    ------------------------------
    Name: David M. Millison
    Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

AVALON CAPITAL LTD.

By: INVESCO Senior Secured Management, Inc.
    As Portfolio Adviser

by: /s/ Joseph Rotondo
    ------------------------------
    Name: Joseph Rotondo
    Title: Authorized Signatory
`

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

AVALON CAPITAL LTD. 2

By: INVESCO Senior Secured Management, Inc.
    as Portfolio Advisor

by: /s/ Joseph Rotondo
    ---------------------------------
    Name: Joseph Rotondo
    Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

     Bank of Communications,
     New York Branch

     ____________________________

     by: /s/ Shelly He
         ----------------------------------
         Name: Shelley He
         Title: Deputy General Manager

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

THE BANK OF TOKYO-MITSUBISHI, LTD.,
          CHICAGO BRANCH

by /s/ Patrick McCue
   ---------------------------------
Name: Patrick McCue
Title: Vice President & Manager

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

    BILL & MELINDA GATES FOUNDATION
    By: David L. Babson & Company Inc.
    as Investment Adviser

    by /s/ MaryAnn Spencer
       ---------------------------------
       Name: MaryAnn Spencer
       Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To Approve Fourth Amendment:

Name of Institution:

CHARTER VIEW PORTFOLIO

By: INVESCO Senior Secured Management, Inc.
    Investment Advisor

by /s/ Joseph Rotondo
   --------------------------------
   Name: Joseph Rotondo
   Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:


               CoBank
       ------------------------

   by. /s/ Michael Tousigrunt
       ------------------------
       Name: Michael Tousigrunt
       Title: Vice President

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

        CONTINENTAL CASUALTY COMPANY

     by /s/ Marilou R. McGirr
        ---------------------------------------------
        Name: Marilou R. McGirr
        Title: Vice President and Assistant Treasurer

           Form Approved
            by Law Dept.

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

         COOPERATIEVE CENTRALE RAIFFEISEN-
         BOERENLEENBANK B.A.,
         "RABOBANK NEDERLAND" NEW YORK
         BRANCH


by /s/ J. Scott Taylor
   ---------------------------------
   Name: J. Scott Taylor
   TITLE: Executive Director


by /s/ Rebecca O. Morrow
   ---------------------------------
   Name: Rebecca O. Morrow
   Title: Executive Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To Approve Fourth Amendment:

Name of Institution:

DIVERSIFIED CREDIT PORTFOLIO LTD.
  By: INVESCO Senior Secured Management, Inc.
      as Investment Adviser

  by: /s/ Joseph Rotondo
      -----------------------------------------------
      Name: Joseph Rotondo
      Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

    ELC (CAYMAN) LTD. CDO SERIES 1999-I
    ELC (CAYMAN) LTD. 1999-II
    ELC (CAYMAN) LTD. 1999-III
    By: David L. Babson & Company Inc. as Collateral Manager

by /s/ MaryAnn Spencer
   ---------------------------------------------
   Name: MaryAnn Spencer
   Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution;

     ELC  (CAYMAN) LTD. 2000-I
     TRYON CLO LTD. 2000-I
     By: David L. Babson & Company Inc. as Collateral Manager

  by /s/ MaryAnn Spencer
     --------------------------------
     Name: MaryAnn Spencer
     Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

ELF FUNDING TRUST III
BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, AS ATTORNEY-IN-FACT

by /s/ R.H.Dial
   ---------------------------------
   Name:  R.H.Dial
   Title: Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

        GULF STREAM-COMPASS CLO 2003-1 LTD.
        By: Gulf Stream Asset Management LLC
        As Collateral Manager

        ____________________________________

     by /s/ Barry K. Lore
        ------------------------------------
        Name: Barry K. Lore
        Title: Chief Credit Officer

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

         Harch CLO I, Ltd.

     by: /s/ Michael E. Lewitt
         -----------------------------------
         Name: Michael E. Lewitt
         Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

INVESCO EUROPEAN CDO I S.A.
By: INVESCO Senior Secured Management, Inc.
    As Collateral Manager

by /s/ Joseph Rotondo
   ------------------------------------
   Name: Joseph Rotondo
   Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

    MAPLEWOOD (CAYMAN) LIMITED
    By: David L. Batson & Company Inc. under delegated
    authority from Massachusetts Mutual Life Insurance Company as investment Manager

 by /s/ MaryAnn Spencer
    ------------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
    By: David L. Babson & Company Inc. as Investment Adviser

    ______________________________

 by /s/ MaryAnn Spencer
    ------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
     BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, ITS INVESTMENT MANGER

  by /s/ R. H. Dial
     ------------------------------------
     Name: R. H. Dial
     Title: Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

        NYLIN FLATIRON CLO 2003-1 LTD.
        BY NEW YORK LIFE INVESTMENT MANAGEMENT LLC, AS COLLETERAL MANAGER
                                                 AND ATTORNEY-IN-FACT

     by /s/ R. H. Dial
        ---------------------------
        Name: R. H. Dial
        Title: Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

                                            OAK HILL CREDIT PARTNERS I, LIMITED

   _____________________________            By: Oak Hill CLO Management I, LLC
                                                as Investment Manager

by _____________________________            By: /s/ Scott D. Krase
   Name:                                        --------------------------------
   Title:                                       Name: Scott D. Krase
                                                Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

                                            OAK HILL CREDIT PARTNERS II, LIMITED

   _____________________________            By: Oak Hill CLO Management II, LLC
                                                as Investment Manager

by _____________________________            By: /s/ Scott D. Krase
   Name:                                        --------------------------------
   Title:                                       Name: Scott D. Krase
                                                Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

                                           OAK HILL CREDIT PARTNERS III, LIMITED

   _____________________________           By: Oak Hill CLO Management III, LLC
                                               as Investment Manager

by _____________________________           By: /s/ Scott D. Krase
   Name:                                       --------------------------------
   Title:                                      Name: Scott D. Krase
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

                                            OAK HILL SECURITIES FUND, L.P.

                                            By: Oak Hill Securities GenPar. L.P.
    _____________________________               Its General Partner

                                            By: Oak Hill Securities MGP, Inc.,
                                                Its General Partner

 by _____________________________           By: /s/ Scott D. Krace
    Name:                                       --------------------------------
    Title:                                      Name:  Scott D. Krace
                                                Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

                                         OAK HILL SECURITIES FUND II, L.P.

                                         By: Oak Hill Securities GenPar. II L.P.
    _____________________________            Its General Partner

                                         By: Oak Hill Securities MGP II, Inc.,
                                             Its General Partner

 by _____________________________        By: /s/ Scott D. Krace
    Name:                                    --------------------------------
    Title:                                   Name:  Scott D. Krace
                                             Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

     ORIX FINANCIAL SERVICES, INC

  by /s/ F.R. Rucker   1/9/04
     ------------------------
     Name: F.R.Rucker
     Title: V.P.

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

     PERSEUS CDO I, LIMITED
     By: David L. Babson & Company Inc. under delegated
     authority from Massachusetts Mutual Life Insurance Company as Portfolio Manager

  by /s/ MaryAnn Spencer
     -----------------------------
     Name: MaryAnn Spencer
     Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

     PHOENIX FUNDING LIMITED
     By: David L. Babson & Company Inc.
     as Financial Sub-agent

  by /s/ MaryAnn Spencer
     ---------------------------------------
     Name: MaryAnn Spencer
     Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

     SAAR HOLDINGS CDO, LIMITED
     By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

by /s/ MaryAnn Spencer
   --------------------
   Name: MaryAnn Spencer
   Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

    SEABOAD CLO 2000 LTD.
    By: David L. Babson & Company Inc. as Collateral Manager

by /s/ MaryAnn Spencer
   --------------------
   Name: MaryAnn Spencer
   Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

  SEQUILS-LIBERTY, LTD.
  By: INVESCO Senior Secured Management, Inc.
      As Collateral Manager

by /s/ Joseph Rotondo
   -------------------
   Name: Joseph Rotondo
   Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

    SIMSBURY CLO, LIMITED
    By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

by /s/ MaryAnn Spencer
   --------------------
   Name: MaryAnn Spencer
   Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

      SOMERS CDO, LIMITED
      By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

by /s/ MaryAnn Spencer
   --------------------
   Name:MaryAnn Spencer
   Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

   SUFFIELD CLO,  LIMITED
   By: David L. Babson & Company Inc. Collateral Manager

 by /s/ MaryAnn Spencer
    -------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

   VAN KAMPEN
   SENIOR INCOME TRUST
   BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

 by /s/ CHRISTINA JAMIESON
    -------------------------------
    Name: CHRISTINA JAMIESON
    Title: VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                         DATED AS OF OCTOBER 11,2001, AS AMENDED

To approve Fourth Amendment:

   VAN KAMPEN
   SENIOR LOAN FUND
   BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

 by /s/ CHRISTINA JAMIESON
    -------------------------------
    Name: CHRISTINA JAMIESON
    Title: VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                         DATED AS OF OCTOBER 11,2001, AS AMENDED

To approve Fourth Amendment:

VENTURE CDO 2002, LIMITED
BY ITS INVESTMENT ADVISOR, MJX ASSET
MANAGEMENT, LLC

    _______________________________

 by /s/ [ILLEGIBLE]
    -------------------------------
    Name:
    Title:

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                        DATED AS OF OCTOBER 11, 2001, AS AMENDED

To approve Fourth Amendment:

VENTURE II CDO 2002, LIMITED
BY ITS INVESTMENT ADVISOR, MJX ASSET
MANAGEMENT, LLC

    _______________________________

 by /s/ [ILLEGIBLE]
    -------------------------------
    Name:
    Title:

                                                               SIGNATURE PAGE TO
                                                         FOURTH AMENDMENT TO THE
                                                   LAND O'LAKES CREDIT AGREEMENT
                                         DATED AS OF OCTOBER 11,2001, AS AMENDED

To approve Fourth Amendment:

Name of Institution:

   WELLS FARGO BANK, NATIONAL ASSOCIATION

 by /s/  Mark H. Halldorson
    -------------------------------
    Name: Mark H. Halldorson
    Title: Vice President

 by /s/  Jennifer Barrett
    -------------------------------
    Name: Jennifer Barrett
    Title: Vice President